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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2012 to March 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

See Semiannual Report as of March 31, 2013.

H&Q LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2013

(Unaudited)

To our Shareholders:

On March 31, 2013, the net asset value (NAV) per share of the Fund was $16.90. During the six month period ended March 31, 2013, total return at NAV of your Fund was 11.57%, with distributions reinvested. During the most recent quarter ended March 31, 2013, total return at NAV of your Fund was 14.79%, with distributions reinvested. The total investment return at market with distributions reinvested was 17.75% during the six month period ended March 31, 2013 and was 22.46% during the quarter ended March 31, 2013. Comparisons to relevant indices are listed below:

Investment Returns	Quarter Ended 3/31/13	Six-Months Ended 3/31/13
Investment Return at Market	22.46%	17.75%
Net Asset Value	14.79%	11.57%
NASDAQ Biotech Index (NBI)	16.74%	12.54%
S&P 500 Index	10.61%	10.19%

Portfolio Highlights

In our opinion the stock market is performing well. Healthcare performance has exceeded that of the broad market. The S&P 500 Index has performed well but the NASDAQ Biotechnology Index (NBI) has performed even more impressively, as indicated above. This recent performance has been consistent with longer term performance of the NBI. We note that the NBI has approximately tripled in value since early 2009 and doubled since mid 2011. This performance trend has brought the biotechnology sector to all time highs. The Fund's performance has generally been consistent with the NBI during this period.

As portfolio managers on behalf of shareholders, we are pleased with the multiyear performance of both the NBI and the Fund. However after such a good period of stock price performance and given the cyclical history of the biotech sector and the market, it is reasonable to take a step back and evaluate whether we would expect this stellar sector performance to continue. One can never really know what will happen in the market. As described below, there are a good number of potential pitfalls. But there are also reasons to be optimistic. When we add up the pros and cons, we conclude there is a good chance that solid biotechnology sector performance can continue. The details of our thinking follow but from a big picture perspective, we think that the biotech industry has reached a new level of maturity. Specifically, this sector has traditionally been characterized by the promise of future multi-billion dollar market potential products. Just a decade ago, relatively few companies in the NBI had attained significant product revenue and only a small percentage was profitable. Now, of the 118 companies in the NBI, 95% have some revenue and 80% have revenue of more than $10M. This looks like maturation to us.

First the positives. Biotech companies have become important components of traditional broad healthcare investors. By our calculation, 78% of the 27 healthcare mutual funds we follow have one or more biotech companies within their top ten positions. We think this validates the fact that biotechnology has really come of age. Moreover, it is our impression that the large pharmaceutical subsector of the healthcare area has also embraced biotechnology. Qualitatively, it is clear to us that these traditional large drug companies have come to rely more and more on biotechnology based products. As of 2012, six of the largest drugs (by sales) are of biotechnology origin. This maturation of the biotech subsector over recent years combined with the fact that the American population is getting older and will likely consume more healthcare makes us bullish on the group in general.

However, the question for us at the moment, independent of our bullish long term bias, is whether valuations in the healthcare sector in general and the biotechnology subsector in particular will continue to increase. The following factors are among those that affect our views.

Valuations in the healthcare sector, and particularly the biotech sector, are closely correlated with regulatory action, particularly approval (or rejection) of drugs by the US FDA. There is no question that the FDA has been approving drugs rapidly in the last few years. In 2012, for example the FDA approved 39 new drugs. This is more than they have approved in recent years. Perhaps more importantly, it appears to us that the FDA has been more open-minded about drug approvals than has been its custom. For example, the FDA has recently created a new "breakthrough" designation which suggests that, for certain drugs, it will consider faster approval than it has in the past. Moreover, in the last year or so, based on solid clinical data and unmet medical need, the FDA has approved at least 10 new drugs after Phase 2 data, rather than requiring a third Phase of clinical testing. We are encouraged by this apparent trend. By no means is FDA approving drugs without clear evidence of safety and efficacy but they do appear to be seeking to approve drugs sooner when the data warrant it.

Independent of the regulatory environment, it appears to us that valuations in healthcare/biotechnology sector have not reached undeserved levels. While the NBI has reached an all time high, we think current price levels are warranted. At the moment, the Price/Earnings (P/E) ratio of the larger capitalization biotech companies has increased to about 20-25, approximately double the lows of recent years. However, even with these increases, valuations generally remain at a significant discount to the P/E multiples achieved in the early/mid 2000s. Moreover, estimated growth rates for these large biotech companies are projected to continue to be high relative to other healthcare subsectors (e.g., pharma). By one bank's (Deutsche Bank) estimates, the average five year EPS growth rate for four of the largest biotechnology companies (Amgen, Inc., Biogen Idec, Inc., Celgene Corporation and Gilead Sciences, Inc.) is expected to be 19% compared to the S&P 500 at 9% and 0% for key members of the pharmaceutical sector (Pfizer, Inc., Bristol-Myers Squibb, Eli Lilly and Company and Merck & Co.). Deutsche Bank suggests that at the moment, the mean PEG (P/E/growth) for these large biotech companies is 0.79 compared to the S&P 500 at 1.33 and the large pharma group at 6.31. These data suggest that the biotech sector has room to grow relative to other key sectors before it would be considered expensive.

Although it is hard to quantify, sentiment is another key factor in determining the potential for the sector. It is our impression that sentiment for healthcare and biotechnology remains positive. We continue to see bullish sell-side reports on the sector. Importantly we have the impression that healthcare continues to be in favor at large generalist funds and that biotech continues to be in favor at many of the large healthcare mutual funds. For example as noted above, approximately 80% of the 27 public healthcare mutual funds we track own one of the four largest biotech companies among their ten largest positions. Approximately 50% of these 27 funds own 2 of these four stocks among their top ten positions. This suggests to us that sentiment for biotechnology is high.

In addition to the factors described above, we also regularly update you on M&A, clinical data and other events in the biotechnology sector and in your Fund. During the six month period ending March 31, 2013, we have, as usual, seen quite a bit of activity. In the non-Fund related biotechnology sector in general, business development continues to be a theme. In the six month period ending March 31, 2013, Thermo Fisher Scientific, Inc. announced that it would acquire Life Technologies Corporation and Pfizer spun out its substantial animal health business as Zoetis, Inc. The FDA approved Pfizer's Xalkori, a biotechnology derived treatment for non-small cell lung cancer, Aegerion Pharmaceutical Inc.'s Juxtapid for hypercholesterolemia and Johnson & Johnson's Zytiga (developed by Fund asset Cougar Biotechnology, Inc.) for a new indication. There were also several notable negative events in the quarter including data read out from two clinical trials for

Alzheimer's drug that did not meet expectation and Affymax, Inc./Takeda Pharmaceutical Company Limited's voluntary removal from the market of its Hematide treatment for anemia.

With respect to Fund assets, there were also a number of representative events. On the positive side, among other events we note approval of Medivation, Inc.'s Xtandi for use in prostate cancer, Amarin Corporation plc's Vascepa for use in hypertriglyceridemia, Ironwood Pharmaceuticals, Inc./Forest Laboratories, Inc.'s Linzess for use in irritable bowel syndrome, Biogen's Tecfidera for use in Multiple Sclerosis and Celgene's Pomalyst for use in Chronic Myeloid Leukemia. In addition, Celgene (Abraxane in pancreatic cancer), Gilead (Sofosbuvir in Hepatitis C) and Vertex Pharmaceuticals, Inc.(multiple drugs in Cystic fibrosis) each reported positive clinical data for key products. Biogen also reported the clinical failure of a drug intended to treat ALS. United Therapeutics Corporation reported that its oral Remodulin product failed to receive FDA approval. In the period, Amgen acquired deCODE Genetics, Inc., Gilead acquired YM BioSciences, Inc., and Biogen acquired certain rights to Tysabri from Elan Corporation, plc. In addition, several of the smaller cap cancer companies in the Fund's portfolio announced clinical or other news during the report period. For example, Celldex, Inc.'s principal product demonstrated a survival benefit in the metastatic breast cancer setting. MEI Pharma demonstrated an impressive response rate in patients with myelodysplastic syndrome when its product was combined with Celgene's Vidaza. Oncogenex Pharmaceuticals, Inc. began a pivotal trial in non-small cell lung cancer patients and Endocyte, Inc. filed for approval (in concert with Merck) for its ovarian cancer drug in the EU. We are pleased to see this kind of progress in the Funds holdings of smaller cap cancer companies.

In aggregate, the events described above suggest to us that the Healthcare/Biotechnology sector continues to possess upside potential. It looks to us like both the technical performance and market sentiment for the sector are positives. In addition, we believe the market continues to view this sector as defensive. In the current macro environment that assessment is, in our opinion, likely to be a positive for the sector. As a result we continue to advocate investment in the sector.

While, as described above, we see several reasons to be optimistic, there are also real reasons to be cautious. Given the recent price movement in the NBI, we would not be surprised to see a pullback motivated by profit taking. Although we don't see one on the horizon, we can never rule out an event, sector-specific or otherwise, that unravels sentiment. The bottom line is that despite the recent advances, the biotechnology sector is inherently volatile and as such is inevitably subject to individual event risk. Having said this, our greatest concern at the moment is the macroeconomic environment. Politics aside, it is clear that that recent debt purchase actions by the Federal Reserve (i.e., Quantitative Easing) have kept interest rates low and have encouraged equity investment. In the view of many, these actions have forced investment out of bonds and into equities. Whatever else these actions have done, they have ultimately pushed market valuations up. The Fed has assured the marketplace that it can unwind its debt positions without significant harm. In the short term, some portion of the market/sector's recent rise can be attributed to the Fed's actions. We are hopeful that the Fed can affect a "soft landing"; we think that such an outcome would have modest impact on market valuations. But should Fed deleveraging (or the prospect of such deleveraging) have a significant effect on market sentiment, valuations in both the broad and healthcare markets could be adversely affected. We will take the benefit that equities are receiving now as the Fed expands its balance sheet but are not looking forward to the day that deleveraging is definitively announced or begins. This is our biggest concern at the moment but well out of our control.

Investment Changes

During the six month period ended March 31, 2013, within the public portfolio, the Fund established positions in several companies including Onyx Pharmaceuticals, Inc., Actavis, Inc., Merrimack Pharmaceuticals, Inc., Synta Pharmaceuticals Corporation, Sagent Pharmaceuticals, Inc. and Endocyte, Inc. During the same six month period the Fund exited its positions in several companies including NPS Pharmaceuticals, Inc., Alere, Inc., ImmunoGen, Inc., Watson Pharmaceuticals, Inc. Thermo Fisher Scientific, Inc. and Bruker Corporation.

During the six month period ended March 31, 2013, within the venture portfolio, the Fund made follow on investments in several companies including Neurovance, Inc., Tibion Corporation, Euthymics, Inc., Labcyte, Inc. and CardioKinetix. Aveta, Inc. sold its North American business to a division of UnitedHealth. Aveta's remaining Medicaid and Medicare Advantage business changed its name to InnovaCare Health, Inc.

As always, if you have questions, please feel free to call us at 617-772-8500.

Daniel R. Omstead, PhD
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER
(Excludes Short-Term Investments)

As of March 31, 2013
(Unaudited)

Issuer - Sector	% of Net Assets
Gilead Sciences, Inc. Biotechnologies/Biopharmaceuticals	9.1%
Celgene Corporation Biotechnologies/Biopharmaceuticals	7.3%
Regeneron Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	6.4%
Biogen Idec, Inc. Biotechnologies/Biopharmaceuticals	5.3%
Puma Biotechnology, Inc. Biotechnologies/Biopharmaceuticals	4.2%
Alexion Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	4.1%
Perrigo Company Generic Pharmaceuticals	3.2%
Onyx Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	2.6%
Vertex Pharmaceuticals, Inc. Biotechnologies/Biopharmaceuticals	2.6%
Mylan, Inc. Generic Pharmaceuticals	2.3%

SECTOR DIVERSIFICATION (% of Net Assets)

As of March 31, 2013

(Unaudited)

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(Unaudited)

	CONVERTIBLE SECURITIES AND WARRANTS - 7.9% of Net Assets
SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - 7.5%	VALUE
	Biotechnologies/Biopharmaceuticals - 1.3%
3,324,401	Celladon Corporation Series A-1	$1,492,656
2,568,939	EBI Life Sciences, Inc. Series A (c)	11,303
2,862,324	Euthymics Biosciences, Inc. Series A (c)	1,099,991
239,236	MacroGenics, Inc. Series D	156,006
2,568,939	Neurovance, Inc. Series A (c)	199,864
3,458,975	Neurovance, Inc. Series A-1 (c)	269,108
		3,228,928
	Healthcare Services - 1.7%
3,589,744	PHT Corporation Series D (c)	2,800,000
802,996	PHT Corporation Series E (c)	1,244,403
99,455	PHT Corporation Series F (c)	263,685
		4,308,088
	Medical Devices and Diagnostics - 4.5%
79,331	CardioKinetix, Inc. Series C	1,116,101
142,574	CardioKinetix, Inc. Series D	542,780
439,334	CardioKinetix, Inc. Series E	1,250,784
N/A	CardioKinetix, Inc. warrants (expiration 12/11/19) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 6/03/20) (d)	0
N/A	CardioKinetix, Inc. warrants (expiration 7/07/21) (d)	0
2,161,090	Dynex Technologies, Inc. Series A	388,996
98,824	Dynex Technologies, Inc. warrants (expiration 4/01/19)	0
7,877	Dynex Technologies, Inc. warrants (expiration 5/06/19)	0
2,021,388	IlluminOss Medical, Inc. Series C-1	775,000
2,446,016	Labcyte, Inc. Series C	1,565,450
107,178	Labcyte, Inc. Series D	68,594
2,161,090	Magellan Diagnostics, Inc. Series A	1,480,995
98,824	Magellan Diagnostics, Inc. warrants (expiration 4/01/19)	0
7,877	Magellan Diagnostics, Inc. warrants (expiration 5/06/19)	0
9,606,373	Palyon Medical Corporation Series A (c)	1,316,073
N/A	Palyon Medical Corporation warrants (expiration 4/26/19) (c) (d)	0

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(Unaudited)

(continued)

SHARES	Convertible Preferred and Warrants (Restricted) (a) (b) - continued	VALUE
43,478	TherOx, Inc. Series H	$435
99,646	TherOx, Inc. Series I	997
3,280,000	Tibion Corporation Series B	272,896
N/A	Tibion Corporation warrants (expiration 07/12/17) (d)	0
N/A	Tibion Corporation warrants (expiration 10/30/17) (d)	0
N/A	Tibion Corporation warrants (expiration 11/28/17) (d)	0
2,606,033	Veniti, Inc. Series A (c)	2,385,302
		11,164,403
		18,701,419
PRINCIPAL AMOUNT	Convertible Notes (a) - 0.4%
	Drug Discovery Technologies - 0.0%
$700,000	deCode Genetics, Inc., 3.50% due 4/15/11 (b)	0
	Medical Devices and Diagnostics (Restricted) - 0.4%
512,500	Palyon Medical Corporation Cvt. Promissory Note, 8.00% due 10/26/13 (c)	512,500
335,717	Tibion Corporation Cvt. Promissory Note, 6.00% due 7/12/13	335,717
	TOTAL CONVERTIBLE NOTES	848,217
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $25,659,350)	19,549,636
SHARES	COMMON STOCKS AND WARRANTS - 82.5%
	Biotechnologies/Biopharmaceuticals - 57.4%
51,246	Acorda Therapeutics, Inc. (b)	1,641,409
111,924	Alexion Pharmaceuticals, Inc. (b)	10,312,677
78,564	Alkermes plc (b)	1,862,752
414,242	Amarin Corporation plc (b) (e)	3,069,533
29,181	Amgen, Inc.	2,991,344
3,939,544	Antisoma plc (b) (f)	112,163
191,772	ARIAD Pharmaceuticals, Inc. (b)	3,469,155
68,329	Biogen Idec, Inc. (b)	13,181,347
156,955	Celgene Corporation (b)	18,192,654
168,456	Ceres, Inc. (b)	586,227

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(Unaudited)

(continued)

SHARES	Biotechnologies/ Biopharmaceuticals - continued	VALUE
1,892	Ceres, Inc. warrants (Restricted, expiration 9/05/15) (a) (b)	$435
66,112	Cornerstone Therapeutics, Inc. (b)	467,412
87,814	Cubist Pharmaceuticals, Inc. (b)	4,111,452
370,886	Curis, Inc. (b)	1,216,506
60,200	Endocyte, Inc. (b)	749,490
464,770	Gilead Sciences, Inc. (b)	22,741,196
184,200	Merrimack Pharmaceuticals Inc. (b)	1,123,620
207,744	Nektar Therapeutics (b)	2,285,184
344,571	Neurocrine Biosciences, Inc. (b)	4,183,092
113,100	OncoGenex Pharmaceutical, Inc. (b)	1,281,423
37,500	OncoGenex Pharmaceutical, Inc. warrants (Restricted, expiration 10/22/15) (a) (b)	21,750
72,681	Onyx Pharmaceuticals, Inc. (b)	6,458,434
311,757	Puma Biotechnology, Inc. (b)	10,409,566
122,005	Questcor Pharmaceuticals, Inc.	3,970,043
90,719	Regeneron Pharmaceuticals, Inc. (b)	16,002,832
129,000	Synta Pharmaceuticals Corporation (b)	1,109,400
21,642	United Therapeutics Corporation (b)	1,317,349
274,325	Verastem, Inc. (b)	2,639,006
117,332	Vertex Pharmaceuticals, Inc. (b)	6,450,913
81,030	VIVUS, Inc. (b)	891,330
		142,849,694
	Drug Delivery - 1.1%
2,678,316	A.P. Pharma, Inc. (b)	990,977
2,066,667	A.P. Pharma, Inc. warrants (Restricted, expiration 7/01/16) (a) (b)	258,333
711,350	IntelliPharmaCeutics International, Inc. (b) (c)	1,294,657
319,800	IntelliPharmaCeutics International, Inc. warrants (Restricted, expiration 2/01/16) (a) (b) (c)	143,910
		2,687,877
	Drug Discovery Technologies - 2.3%
140,000	Celldex Therapeutics, Inc. (b)	1,621,200
176,988	Incyte Corporation (b)	4,143,290
46	Zyomyx, Inc. (Restricted) (a) (b)	11
		5,764,501
	Generic Pharmaceuticals - 11.1%
28,365	Actavis, Inc. (b)	2,612,700
326,448	Akorn, Inc. (b)	4,514,776
99,469	Impax Laboratories, Inc. (b)	1,535,801

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(Unaudited)

(continued)

SHARES	Generic Pharmaceuticals - continued	VALUE
197,224	Mylan, Inc. (b)	$5,707,663
66,228	Perrigo Company	7,863,251
43,749	Sagent Pharmaceuticals, Inc. (b)	767,795
115,118	Teva Pharmaceutical Industries Ltd. (e)	4,567,882
		27,569,868
	Healthcare Services - 0.6%
10,850	Covance, Inc. (b)	806,372
148,148	InnovaCare Health, Inc. (Restricted) (a) (b) (g)	580,740
		1,387,112
	Medical Devices and Diagnostics - 4.6%
226,902	Accuray, Inc. (b)	1,052,825
130,000	Cercacor Laboratories, Inc. (Restricted) (a) (b)	63,801
251,589	Hologic, Inc. (b)	5,685,911
36,296	iCAD, Inc. (b)	181,117
17,668	IDEXX Laboratories, Inc. (b)	1,632,347
53,171	Illumina, Inc. (b)	2,871,234
447,080	Medwave, Inc. (b)	0
139	Songbird Hearing, Inc. (Restricted) (a) (b)	93
		11,487,328
	Pharmaceuticals - 5.4%
99,164	Endo Pharmaceuticals Holdings, Inc. (b)	3,050,285
64,569	Ironwood Pharmaceuticals, Inc. (b)	1,180,967
65,534	Medivation, Inc. (b)	3,065,025
47,597	Sanofi, Contingent Value Rights (expiration 12/31/20) (b)	84,723
39,424	Shire plc (e)	3,601,776
184,315	Warner Chilcott plc	2,497,468
		13,480,244
	TOTAL COMMON STOCKS AND WARRANTS (Cost $139,306,952)	205,226,624
PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 6.9%
$5,000,000	General Electric Capital Corp. Commercial Paper, 0.04% due 04/09/13	4,999,956

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(Unaudited)

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - continued	VALUE
$12,085,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $12,085,013, 0.01%, dated 03/28/13, due 04/01/13 (collateralized by U.S. Treasury Note 0.250%, due 01/31/14, market value $12,329,864)	$12,085,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $17,084,956)	17,084,956
	TOTAL INVESTMENTS BEFORE MILESTONE INTERESTS - 97.3% (Cost $182,051,258)	241,861,216
INTEREST	MILESTONE INTERESTS (Restricted) (a) (b) - 1.8%
	Biotechnologies/Biopharmaceuticals - 1.5%
1	Targegen Milestone Interest	3,765,272
	Medical Devices and Diagnostics - 0.3%
1	Xoft Milestone Interest	677,599
		677,599
	TOTAL MILESTONE INTERESTS (Cost $3,546,572)	4,442,871
	TOTAL INVESTMENTS - 99.1% (Cost $185,597,830)	246,304,087
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.9%	2,342,310
	NET ASSETS - 100%	$248,646,397

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $11,540,796).

(d)  Number of warrants to be determined at a future date.

(e)  American Depository Receipt

(f)  Foreign security.

(g)  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(Unaudited)

(continued)

Other Information

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). Level 3 includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2013 to value the Fund's net assets. For the six months ended March 31, 2013, there were no transfers between levels 1 and 2.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Securities and Warrants
Biotechnologies/Biopharmaceuticals			$3,228,928	$3,228,928
Healthcare Services			4,308,088	4,308,088
Medical Devices and Diagnostics			12,012,620	12,012,620
Common Stocks and Warrants
Biotechnologies/Biopharmaceuticals	$142,827,509		22,185	142,849,694
Drug Delivery	2,285,634		402,243	2,687,877
Drug Discovery Technologies	5,764,490		11	5,764,501
Generic Pharmaceuticals	27,569,868		—	27,569,868
Healthcare Services	806,372		580,740	1,387,112
Medical Devices and Diagnostics	11,423,434		63,894	11,487,328
Pharmaceuticals	13,480,244		—	13,480,244
Short-term Investments	—	$17,084,956	—	17,084,956
Milestone Interest
Biotechnologies/Biopharmaceuticals	—	—	3,765,272	3,765,272
Medical Devices and Diagnostics	—	—	677,599	677,599
Other Assets	—	—	799,160	799,160
Total	$204,157,551	$17,084,956	$25,860,740	$247,103,247

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(Unaudited)

(continued)

Other Information, continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. Realized and unrealized gain (loss) disclosed in the reconciliation are included in Net Realized and Unrealized Gain (Loss) on the Statement of Operations.

Level 3 Assets	Balance as of September 30, 2012	Realized gain/loss and change in unrealized appreciation (depreciation)	Cost of purchases	Proceeds from sales	Net transfers in (out of) Level 3	Balance as of March 31, 2013
Convertible Securities and Warrants
Biotechnologies/ Biopharmaceuticals	$4,466,017	($1,773,575)	$538,488	$(2,002)	—	$3,228,928
Drug Discovery Technologies	0	79,881	—	(79,881)	—	0
Healthcare Services	5,031,258	(723,170)	—	—	—	4,308,088
Medical Devices and Diagnostics	10,885,514	517,715	609,405	(14)	—	12,012,620
Common Stocks and Warrants
Biotechnologies/ Biopharmaceuticals	71,707	(49,522)	—	—	—	22,185
Drug Delivery	1,131,502	(729,259)	—	—	—	402,243
Drug Discovery Technologies	11	—	—	—	—	11
Healthcare Services	1,666,665	273,934	643,296	(2,003,155)	—	580,740
Medical Devices and Diagnostics	89,330	(25,436)	—	—	—	63,894
Milestone Interests
Biotechnologies/ Biopharmaceuticals	3,691,931	73,341	—	—	—	3,765,272
Medical Devices and Diagnostics	2,372,404	1,760,039	455	(3,455,299)	—	677,599
Other Assets	1,219,599	—	649,309	(1,069,748)	—	799,160
Total	$30,625,938	$(596,052)	$2,440,953	$(6,610,099)	—	$25,860,740
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2013						$(2,675,453)

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2013

(Unaudited)

(continued)

Other Information, continued

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of level 3 assets.

	Fair Value at 3/31/13	Valuation Technique	Unobservable Input	Range
Private Companies and Other Restricted Securities	$488,229	Public market price based	None	N/A
	14,163,438	Capital asset pricing model based	Revenue growth rate	10%-183%
			Price to sales multiple	0.2-7.39
	5,810,932	Independent valuation based	Revenue growth rate	9.2%-14.00%
			Weighted average cost of capital	15.5%-27.5%
			Discount rate	20%
			Relief from royalty rate	5%-6%
	5,398,141	Probability adjusted value based	Probability of events	5%-50%
			Timing of events	0.5-5 years
$25,860,740

The accompanying notes are an integral part of the financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2013

(Unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $168,763,503)	$230,320,420
Investments in affiliated issuers, at value (cost $13,287,755)	11,540,796
Milestone interests, at value (cost $3,546,572)	4,442,871
Cash	383
Dividends and interest receivable	68,214
Receivable for investments sold	2,694,698
Prepaid expenses	40,027
Other assets (see Note 1)	799,160
Total assets	249,906,569
LIABILITIES:
Payable for investments purchased	810,892
Accrued advisory fee	222,302
Accrued shareholder reporting fees	68,949
Accrued trustee fees	10,342
Accrued other	147,687
Total liabilities	1,260,172
NET ASSETS	$248,646,397
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 14,710,688 shares issued and outstanding	$178,206,982
Accumulated net investment loss	(1,528,830)
Accumulated net realized gain on investments, milestone interests and options	11,261,988
Net unrealized gain on investments and milestone interests	60,706,257
Total net assets (equivalent to $16.90 per share based on 14,710,688 shares outstanding)	$248,646,397

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 2013

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of $12,907)	$194,346
Interest income	24,345
Interest income from affiliates	20,444
Total investment income	239,135
EXPENSES:
Advisory fees	1,271,334
Legal fees	115,111
Trustees' fees and expenses	85,511
Administration and auditing fees	83,698
Shareholder reporting	64,478
Custodian fees	44,050
Transfer agent fees	26,066
Other (see Note 2)	77,717
Total expenses	1,767,965
Net investment loss	(1,528,830)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,831,901
Closed or expired option contracts written	74,637
Net realized gain	7,906,538
Change in unrealized appreciation (depreciation)
Investments in unaffiliated issuers	23,907,907
Investments in affiliated issuers	(3,448,790)
Milestone interests	(870,698)
Change in unrealized appreciation (depreciation)	19,588,419
Net realized and unrealized gain (loss)	27,494,957
Net increase in net assets resulting from operations	$25,966,127

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended March 31, 2013 (Unaudited)	Year ended September 30, 2012
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,528,830)	($1,283,413)
Net realized gain	7,906,538	23,573,839
Change in net unrealized appreciation	19,588,419	55,339,676
Net increase in net assets resulting from operations	25,966,127	77,630,102
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains	(8,845,994)	(20,969,603)
Total distributions	(8,845,994)	(20,969,603)
CAPITAL SHARE TRANSACTIONS:
Fund shares repurchased (0 and 975,059 shares, respectively) (see Note 1)	—	(10,877,720)
Reinvestment of distributions (282,063 and 825,270 shares, respectively)	4,446,111	10,742,341
Total capital share transactions	4,446,111	(135,379)
Net increase in net assets	21,566,244	56,525,120
NET ASSETS:
Beginning of period	227,080,153	170,555,033
End of period*	$248,646,397	$227,080,153
*Includes accumulated net investment loss of:	($1,528,830)	$0 (a)

(a)  Reflects year end reclassifications to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

SIX MONTHS ENDED MARCH 31, 2013

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($33,030,576)
Net maturities of short-term investments	(13,450,800)
Sales of portfolio securities	51,903,279
Proceeds from option contracts written	74,637
Interest income received	14,819
Dividend income received	185,525
Other operating receipts (expenses paid)	(1,297,307)
Net cash provided from operating activities	4,399,577
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	(4,399,883)
Net cash used for financing activities	(4,399,883)
NET DECREASE IN CASH	(306)
CASH AT BEGINNING OF PERIOD	689
CASH AT END OF PERIOD	$383
RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$25,966,127
Purchases of portfolio securities	(33,030,576)
Net maturities of short-term investments	(13,450,800)
Sales of portfolio securities	51,903,279
Proceeds from option contracts written	74,637
Accretion of discount	(156)
Net realized gain on investments and options	(7,906,538)
Increase in net unrealized appreciation (depreciation) on investments	(19,588,419)
Increase in dividends and interest receivable	(38,635)
Increase in accrued expenses	44,612
Decrease in prepaid expenses and other assets	426,046
Net cash provided from operating activities	$4,399,577

Noncash financing activities not included herein consist of reinvested distributions to shareholders of $4,446,111.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

	Six months ended March 31, 2013		Years ended September 30,
	(Unaudited)		2012		2011		2010		2009	2008
OPERATING PERFORMANCE FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
Net asset value per share, Beginning of period	$15.74		$11.70		$11.51		$11.32		$13.18	$15.34
Net investment loss (1)	(0.11)		(0.09	)(2)	(0.19	)(3)	(0.09	)(4)	(0.15)	(0.14)
Net realized and unrealized gain (loss)	1.88		5.54		1.26		0.53		(1.03)	(0.87)
Total increase (decrease) from investment operations	1.77		5.45		1.07		0.44		(1.18)	(1.01)
Distributions to shareholders from:
Net realized capital gains	(0.61)		(1.49)		(1.01)		(0.29)		(0.10)	(1.15)
Return of capital (tax basis)	—		—		—		—		(0.58)	—
Total distributions	(0.61)		(1.49)		(1.01)		(0.29)		(0.68)	(1.15)
Increase resulting from shares repurchased (1)	—		0.08		0.13		0.04		—	—
Net asset value per share, end of period	$16.90		$15.74		$11.70		$11.51		$11.32	$13.18
Per share market value, end of period	$17.44		$15.39		$10.46		$9.59		$9.23	$10.62
Total investment return at market value	17.75	%*	64.66%		19.15%		7.05%		(5.56%)	(13.52%)
RATIOS
Expenses to average net assets	1.56	%**	1.72%		1.77%		1.52%		1.58%	1.56%
Net investment loss to average net assets	(1.35	%)**	(0.64	%)(2)	(1.54	%)(3)	(0.79	%)(4)	(1.38%)	(0.99%)
SUPPLEMENTAL DATA
Net assets, end of period (in millions)	$249		$227		$171		$251		$249	$278
Portfolio turnover rate	15.51%		77.70%		93.57%		57.45%		82.88%	73.89%

*  Not Annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Includes special dividends from three issuers in the aggregate amount of $0.13 per share. Excluding the special dividends, the net investment loss per share would have been $(0.22) the ratio of net investment loss to average net assets would have been (1.58%).

(3)  Includes a special dividend from an issuer in the amount of $0.02 per share. Excluding the special dividend, the net investment loss per share would have been $(0.21) the ratio of net investment loss to average net assets would have been (1.66%).

(4)  Includes a special dividend from an issuer in the amount of $0.06 per share. Excluding the special dividend, the net investment loss per share would have been $(0.15) the ratio of net investment loss to average net assets would have been (1.28%).

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

(Unaudited)

(1)  Organization and Significant Accounting Policies

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Events or transactions occurring after March 31, 2013, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price, as of the close of trading, generally 4 p.m., Eastern time. The Board of Trustees of the Fund (the "Trustees") have established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or whose quoted price may otherwise not reflect fair value, are valued in good faith by the Adviser using a fair value process pursuant to policies and procedures approved by the Trustees described below. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are typically valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests, other restricted securities, as well as shares of publicly traded companies for which market quotations are not available or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees. The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; (iii) the price of the same or similar security

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

(continued)

negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual term. Where appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets, as a temporary substitute for selling selected investments to lock in the purchase price of a security or currency which it expects to purchase in the near future as a temporary substitute for purchasing selected investments, or to enhance potential gain.

The Fund's obligation under an exchange traded written option or investment in an exchange-traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option. The Fund may use option contracts to gain or hedge exposure to financial market risk.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

(continued)

Transactions in call options written for the six months ended March 31, 2013 were as follow:

	Contracts	Premiums
Options outstanding, September 30, 2012	—	$—
Options written	3,006	74,637
Options terminated in closing purchase transactions	—	—
Options exercised	(3,006)	(74,637)
Options expired	—	—
Options outstanding, March 31, 2013	—	$—

Derivatives not accounted for as hedging instruments under ASC 815	Statement of Assets and Liabilities Location	Statement of Operations Location
The Fund held no open options written contracts at March 31, 2013.		Net realized gain on investments in unaffiliated issuers	$0
		Net realized gain on closed or expired option contracts written	$74,637
		Change in unrealized appreciation (depreciation) on investments in unaffiliated issuers	$0
		Change in unrealized appreciation (depreciation) on option contracts written	$0

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of two private companies. Any payments received are treated as a reduction of the cost basis of the milestone interest with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the TargeGen Milestone Interest provide for payments at various stages of the development of TargeGen's principal product candidate as of the date of the sale. The contractual obligations with respect to the Xoft Milestone Interest provide for a payment based upon the cumulative net revenue of certain of the company's products over a three-year period following the sale.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

(continued)

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six months ended March 31, 2013:

Statement of Assets and Liabilities, Milestone interests, at value	$4,442,871
Statement of Assets and Liabilities, Net unrealized gain on investments and milestone interests	$896,299
Statement of Operations, Change in unrealized appreciation (depreciation) on milestone interests	($870,698)

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in five private companies.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2013 totaled $33,751,268 and $52,651,303, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed.

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund has implemented a fixed distribution policy (the Policy) that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. Previously, for the period April 5, 2010 to November 1, 2010, the Fund had made quarterly distributions at a rate of 1.25% of the Fund's net assets. The Trustees suspended the Policy on August 4, 2009 and reinstated the Policy on April 5, 2010. Prior to August 4, 2009, the Fund made quarterly distributions at a rate of 2% of the Fund's net assets. The Policy has been established by the Board of Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

(continued)

the distribution rate considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2013, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2013. Prior to this renewal, in March 2012, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2012. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

During the six months ended March 31, 2013, the Fund did not repurchase any shares through the repurchase program.

During the year ended September 30, 2012, the Fund repurchased 975,059 shares at a total cost of $10,877,720. The weighted average discount per share between the cost of repurchase and the net asset value applicable to such shares at the date of repurchase was 9.85%.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2013, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, installment sale adjustments and ordinary loss netting to reduce short term capital gains. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

(continued)

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at March 31, 2013.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six months ended March 31, 2013, these payments amounted to $23,149 and are included in the other category in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2013 were as follows:

Issuer	Value on September 30, 2012	Purchases	Sales	Income	Value on March 31, 2013
EBI Life Sciences, Inc.	$11,303				$11,303
Euthymics Biosciences, Inc.		2,606,189	$269,244	$2,002	1,099,991
IntelliPharmaCeutics International, Inc.	2,505,018	—	—		1,438,567
Neurovance, Inc.	199,863	269,244	—		468,972
Palyon Medical Corporation	1,828,573	—	—	$20,444	1,828,573
PHT Corporation	5,031,258	—	—	—	4,308,088
Veniti, Inc.	2,270,897	—	—	—	2,385,302
	$14,453,101	$538,488	$2,002	$20,444	$11,540,796

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

(continued)

(4) Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 9% of the Fund's net assets at March 31, 2013.

At March 31, 2013, the Fund had commitments of $864,748 relating to additional investments in two private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2013. The Fund on its own does not have the right to demand that such securities be registered.

Security (#)	Acquisition Date	Cost	Carrying Value per Unit		Value
A.P. Pharma, Inc. Warrants (expiration 7/01/16)	6/30/11	$555	$0.13		$258,333
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	1,653,070	14.07		1,116,101
Series D Cvt. Pfd.	12/10/10	545,480	3.81		542,780
Series E Cvt. Pfd.	9/14/11	1,252,194	2.85		1,250,784
Warrants (expiration 12/11/19)	12/10/09, 2/11/10	123	0.00		0
Warrants (expiration 6/03/20)	6/03/10, 9/01/10	123	0.00		0
Warrants (expiration 7/07/21)	7/07/11	48	0.00		0
Celladon Corporation
Series A-1 Cvt. Pfd.	1/27/12	1,497,955	0.45		1,492,656
Cercacor Laboratories, Inc. Common	3/31/98	0	0.49		63,801
Ceres, Inc. Warrants (expiration 9/05/15)	9/05/07	20	0.23		435
Dynex Technologies, Inc.
Series A Cvt. Pfd.	1/03/12††	199,963	0.18		388,996
Warrants (expiration 4/01/19)	1/03/12††	60	0.00		0
Warrants (expiration 5/06/19)	1/03/12††	5	0.00		0
EBI Life Sciences, Inc.
Series A Cvt. Pfd.	12/29/11††	13,597	0.00	†	11,303
Euthymics Biosciences, Inc.
Series A Cvt. Pfd.	7/14/10 - 5/21/12	2,635,558	0.38		1,099,991
IlluminOss Medical, Inc.
Series C-1 Cvt. Pfd.	9/26/12	775,398	0.38		775,000
InnovaCare Health, Inc. Common	12/21/12††	643,296	3.92		580,740
IntelliPharmaCeutics International, Inc.
Warrants (expiration 2/01/16)	1/31/11	115	0.45		143,910
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,283,959	0.64		1,565,450
Series D Cvt. Pfd.	12/21/12	68,608	0.64		68,594
MacroGenics, Inc.
Series D Cvt. Pfd.	9/04/08	878,863	0.65		156,006
Magellan Diagnostics, Inc.
Series A Cvt. Pfd.	11/28/06 - 10/01/09	1,225,113	0.69		1,480,995
Warrants (expiration 4/01/19)	4/03/09	358	0.00		0
Warrants (expiration 5/06/19)	5/12/09	29	0.00		0
Neurovance, Inc.
Series A Cvt. Pfd.	12/29/11††	202,628	0.08		199,864
Series A-1 Cvt. Pfd.	10/11/12	269,244	0.08		269,108
OncoGenex Pharmaceuticals, Inc.
Warrants (expiration 10/22/15)	10/22/10	0	0.58		21,750
Palyon Medical Corporation
Series A Cvt. Pfd.	4/28/09	2,066,428	0.14		1,316,073
Warrants (expiration 4/26/19)	4/25/12	0	0.00		0
Cvt. Promissory Note	4/25/12	512,731	1.00		512,500
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,804,181	0.78		2,800,000
Series E Cvt. Pfd.	9/12/03 - 10/19/04	627,548	1.55		1,244,403
Series F Cvt. Pfd.	7/21/08	81,729	2.65		263,685
Songbird Hearing, Inc. Common	12/14/00	2,003,239	0.67		93

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2013

(continued)

Security (#)	Acquisition Date	Cost	Carrying Value per Unit	Value
Targegen Milestone Interest	7/20/10	$2,960,669	$3,765,272	$3,765,272
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00 - 8/21/07	2,001,787	0.01	435
Series I Cvt. Pfd.	7/08/05	386,639	0.01	997
Tibion Corporation
Series B Cvt. Pfd.	2/23/11	1,647,422	0.08	272,896
Warrants (expiration 7/12/17)	7/12/12	0	0.00	0
Warrants (expiration 10/30/17)	10/30/12	0	0.00	0
Warrants (expiration 11/28/17)	11/28/12	0	0.00	0
Cvt. Promissory Note	7/12/12	335,923	1.00	335,717
Veniti, Inc.
Series A Cvt. Pfd.	2/28/11	2,266,050	0.92	2,385,302
Xoft Milestone Interest	1/05/11	585,903	677,599	677,599
Zyomyx, Inc. Common	2/19/99 - 1/12/04	2,601,013	0.25	11
		$34,027,624		$25,061,580

  (#)  See Schedule of Investments and corresponding footnotes for more information on each issuer.

  †  Carrying value per unit is greater than $0.00 but less than $0.01.

  ††  Interest received as part of a corporate action for a previously owned sccurity.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

On March 21, 2013, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotech Index (NBI) and other indexes, and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Healthcare Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and administrative personnel.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the current year to date and over the past one-, two-, three-, four-, five-, ten-, and twelve-year periods. Although the NBI's performance has generally exceeded the Fund's returns by net asset value, the Fund's return by net asset value and by stock price outperformed the NBI over the past twelve-year period, and the Fund's return by stock price has outperformed or been comparable to the NBI in recent periods. In addition, the fund's returns by NAV and by stock price exceeded the performance of the S&P 500 Index and the S&P 1500 Healthcare Index for the reported periods, and the Fund's performance compares well to a peer group of 30 healthcare funds for the reported periods. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other privately held investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair.

H&Q LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 2 Liberty Square, 9th Floor, Boston, MA 02109; (iii) on the Fund's website at www.Teklacap.com; and (iv) on the SEC's website at http://www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the SEC on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.Teklacap.com, or the SEC's website at http://www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

PORTFOLIO MANAGEMENT

Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.Teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Michael W. Bonney
Rakesh K. Jain, Ph.D.
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
William S. Reardon, CPA
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.Teklacap.com) or by calling

1-800-451-2597

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2012-Oct. 31, 2012)
Month #2 (Nov. 1, 2012 – Nov. 30, 2012)
Month #3 (Dec. 1, 2012 – Dec. 31, 2012)
Month #4 (Jan. 1, 2013 – Jan. 31, 2013)
Month #5 (Feb. 1, 2013 – Feb. 28, 2013)
Month #6 (Mar. 1, 2013 – Mar. 31, 2013)
Total

(1)  On June 30, 2011, the share repurchase program was announced, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2011.  On March 23, 2012, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period beginning July 11, 2012. On March 21, 2013, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period beginning July 11, 2013.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)             In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)               There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)      Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)      Certification of the Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 1).

(a)(3)      Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 2).

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/4/13

* Print the name and title of each signing officer under his or her signature.